                                                                   EXHIBIT 10.27



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY OT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                      No.
                          STOCK SUBSCRIPTION WARRANT

                          To Purchase Common Stock of

             3-DIMENSIONAL PHARMACEUTICALS, INC.  (the "Company")

                   DATE OF INITIAL ISSUANCE:  June 12, 1997

     THIS CERTIFIES THAT for value received, TRANSAMERICA BUSINESS CREDIT CORPORATION of its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Twelve Thousand Six Hundred (12,600) shares of common stock, $0.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitation and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.  Definitions.

     For all purposes of this Warrant, the following terms shall have the meanings indicated:

     Common Stock - shall mean and include the Company's authorized Common
     ------------
Stock, $0.001 par value, as constituted at the date hereof.

     Exchange Act - shall mean the Securities Exchange Act or 1934, as amended
     ------------
from time to time.

     Securities Act - shall mean the Securities Act of 1933, as amended.
     --------------

     Term of this Warrant - shall mean the period beginning July 1, 1997 and
     --------------------
ending on June 30, 2004.

     Warrant Price - shall initially be $2.50 per share, subject to adjustment
     -------------
in accordance with Section 5 hereof.

     Warrants - shall mean this Warrant and any other Warrant or Warrants issued
     --------
in connection with a Commitment Letter dated May 9, 1997 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, of any transferees from such original holder of this Holder.

  Warrant Shares - shall mean shares of Common Stock purchased or purchasable by
  --------------
the Holder of this Warrant upon the exercise hereof.

SECTION 2.  EXERCISE OF WARRANT.

     (i) Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 12 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 12 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:


                               CS=WCS x (CMP-WP)
                                  --------------
                                      CMP

Where

  CS    equals the number of shares of Common Stock to be issued to the Holder

  WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

  CMP   equal the Current Market Price (at the date of such calculation)

  WP    equals the Warrant Price (as adjusted to the date of such calculation)


In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

  2.2 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

     "The share represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act and any applicable state securities laws."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.
The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon the official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to adjustment from time to time as follows:

      (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holder of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

      (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

      (iii) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holder of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

      (iv) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

      (v) For the purpose of any computation pursuant to this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending no more than 5 business days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported bid and asked priced regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

      (vi) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

      (vii) Adjustments made pursuant to clauses (i), (ii) and (iii) above shall be made on the date such divided, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

      (viii) In the event the Company shall propose to take any action of the types described in clauses (i), (ii), or (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any , which the Company shall give to the holders of capital stock of the Company.

      (ix) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bull or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.  OWNERSHIP.

     6.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

     6.2 Transfer and Replacement. (i) Subject to the restrictions provided herein, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly canceled by the Company upon the surrender hereof if connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder.

      (ii) The transferability of this Warrant and the Warrant Shares are subject to the following restrictions:

           (a) Registration Restrictions. This Warrant and the Warrant Shares
               -------------------------
have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof, and have not been registered under state securities laws by reason or their issuance in a transaction exempt from such registration requirements. This Warrant and the Warrant Shares may not be offered for sale, sold, transferred or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or exempted from registration. The Company shall be entitled to give stop transfer instructions to the transfer agent with respect to the Warrant and the Warrant Shares in order to enforce the foregoing restriction. The restrictions contained herein shall be binding on any transferee of this Warrant and the Company may require any such transferee to execute an instrument agreeing in writing to be so bound by these restrictions as a condition to transfer.

           (b)  Notice of Transfer and Opinion of Counsel.  The Holder,
                -----------------------------------------
and any other holder of the Warrant by acceptance thereof, agrees that, prior to any transfer of any Warrant, such holder will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 6.2. Each such notice shall contain
(I) a statement setting such Warrant, and (II) unless waived by the Company, an opinion of counsel for such holder (who may be the inside or staff counsel employed by such holder), as tot he necessity or non-necessity for registration under the Securities Act and applicable state securities laws in connection with such transfer and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

           (I) If in the opinion of counsel for the Company the proposed transfer of such Warrant may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registration holder of such Warrant shall be entitled to transfer such Warrant in accordance with the intended method of disposition specified in the statement delivered by such holder to the Company.

           (II) In the opinion of counsel for the Company the proposed transfer of such Warrant may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Warrant shall not be entitled to transfer such Warrant until the requisite registration or qualification is effective.

SECTION 7.  Mergers, Consolidation, Sales.  In the case of any proposed
            -----------------------------
consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 8.  Notice of Dissolution or Liquidation.  In case of any distribution
            ------------------------------------
of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9.  Notice of Extraordinary Dividends.  If the Board of Directors of the
            ---------------------------------
Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10.  Fractional Shares.  Fractional shares shall not be issued upon the
             -----------------
exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11.  Special Arrangements of the Company.  The Company covenants and
             -----------------------------------
agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

       11.1  Will Reserve Shares.  The Company will reserve and set apart
             -------------------
and have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

       11.2  Will Not Amend Certificate.  The Company will not amend its
             --------------------------
Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

       11.3  Will Bind Successors.  This Warrant shall be binding upon any
             --------------------
corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12.  Notices.  Any notice or other document required or permitted to be
             -------
given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032. Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention:
Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company 3-Dimensional Pharmaceuticals, Inc., Eagleview Corporate Center, 665 Stockton Drive, Suite 104, Exton, Pennsylvania 19341, Attention: Chief Financial Officer or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 13.  No Rights as Stockholder; Limitation of Liability.  This Warrant
             -------------------------------------------------
shall not entitle the Holder to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 14.  Law Governing.  THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF
             -------------
THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT OT THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 15.  Miscellaneous.
             -------------

             (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

             (b) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 13th day of June, 1997.



                                             3-Dimensional Pharmaceuticals, Inc.



                                             By: /s/ Scott Horvitz
                                                 -------------------------------

                                             Title: Vice President and CFO
                                                    ----------------------------

                          FORM OF NOTICE OF EXERCISE

               [To be signed only upon exercise of the Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO EXERCISE THE WITHIN WARRANT

  The undersigned hereby exercises the right to purchase      shares of Common
Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

  [check one]

                               [_]  makes payment of $__________ therefore; or


                               [_]  directs the Company to issue __________
                                    shares, and to withhold shares in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



    The shares are to be issued in certificates of the following denominations:


                                                ------------------------------

                                                [Type Name of Holder]

                                                By:___________________________

                                                Title:________________________


  Dated:______________________

                              FORM OF ASSIGNMENT
                                   (ENTIRE)

              [To be signed only upon transfer of entire Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE WITHIN WARRANT


  FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers unto ____________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                               ---------------------------------

                                               [Type Name of Holder]

                                               By:______________________________

                                               Title:___________________________


  Dated:______________________


  NOTICE

      The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                              FORM OF ASSIGNMENT
                                   (PARTIAL)

              [To be signed only upon transfer of entire Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE WITHIN WARRANT


          FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ___________________________ (i) the rights of the undersigned to purchase shares of Common Stock under and pursuant to the within Warrant, and
(ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                                ________________________________

                                                [Type Name of Holder]


                                                By:_____________________________

                                                Title:_________________________

     Date:__________________________

     NOTICE

          The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.